Exhibit 99.1

Public Lenders’ Presentation

$155,000,000 Senior Secured Term Loan

July 19th, 2007

This presentation is being furnished to you on a confidential basis to provide preliminary summary information regarding Deerfield & Company LLC and Deerfield Capital Management LLC (collectively,
“Deerfield” or “DCM”) and Deerfield Triarc Capital Corp. (“DFR”). UBS Investment Bank (“UBS”) and Banc of America Securities (“BAS”) have been engaged by DFR to serve as Joint Lead Arrangers to arrange a 5-year $155.0 million senior secured term loan in connection with the sale of Deerfield (the “Transaction”).

This presentation is being delivered to a select number of parties who have expressed an interest in pursuing the Transaction. This presentation does not purport to contain all of the information that may be required to evaluate all of the factors that would be relevant to a recipient considering entering into any Transaction and any recipient hereof should conduct its own investigation and analysis.

Forward-Looking Statements:

The projected results and statements contained in this presentation that are not historical facts are based on current expectations but involve risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such projected results and statements. The projected results and forward-looking statements in this presentation are based on current expectations, speak only as of the date of this presentation and are susceptible to a number of risks, uncertainties and other factors.
Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Deerfield and / or DFR. Although we believe that the assumptions underlying the projected results and forward-looking statements are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate.
In light of the significant uncertainties inherent in such forward-looking statements included herein, the inclusion of such information should not be regarded as a representation to future results or that the objectives and plans expressed or implied by such forward-looking statements will be achieved. We will not undertake and specifically decline any obligation to disclose the results of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. In addition, it is our policy generally not to make any projections as to future results, and we do not endorse any projections regarding future performance that may be made by third parties.

Non-GAAP / Unaudited Financial Information:

The figures presented in this presentation have been prepared using assumptions described in the notes set forth herein. Unless otherwise indicated, such figures including IRRs and investment values have not been calculated using generally accepted accounting principles (“GAAP”), have not been audited by independent accountants and have generally been calculated on a gross or net basis, as noted. Such figures may vary from GAAP accounting in material respects and there can be no assurance that the unrealized values reflected in this presentation will be realized.  All information contained in this presentation is unaudited.

Disclaimer:

None of Deerfield, DFR, UBS, or BAS or any of their affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein or any other written or oral communication transmitted or made available to any recipient and each expressly disclaims any and all liability based, in whole or in part, on such information, errors therein or omissions therefrom. Only those representations and warranties that may be made in a definitive written agreement relating to a Transaction, when and if executed, and subject to any limitations and restrictions as may be specified in such definitive agreement, shall have any legal effect. Information set forth in this presentation relating to past performance is not necessarily an indication of future returns and no representation is made that any returns (which reflect reinvestment of earnings) presented herein will be achieved or that all assumptions in achieving these returns have been considered or stated.
This presentation is not an offer to invest in any Deerfield products. None of Deerfield, DFR, UBS, or BAS or any of their respective affiliates or representatives has any obligation to update any information in this presentation, whether as a result of new information, future events or otherwise.

All communications or inquiries relating to Deerfield or DFR should be directed to UBS or BAS. No personnel of Deerfield or DFR should be contacted directly under any circumstances.

Confidentiality

Table of Contents

SECTION 1           Transaction Summary and Introduction                                                                                                                                     3

SECTION 2           Strategic Rationale and Key Credit Highlights                                                                                                                    7

SECTION 3           Business Overview— Deerfield Triarc Capital Corp.                                                                                                  15

SECTION 4           Business Overview— Deerfield Capital Management                                                                                                21

SECTION 5           Combined Company Infrastructure                                                                                                                                              29

SECTION 6           Investment Product Overview                                                                                                                                                            36

SECTION 7           Financial Overview                                                                                                                                                                                        44

SECTION 8           Syndication Overview                                                                                                                                                                                51

                                Questions and Answers                                                                                                                                                                           54

                                Appendix                                                                                                                                                                                                                  55

SECTION 1

Introduction

Uses

Transaction Summary

On April 19, 2007, DFR entered into a merger agreement to acquire Deerfield & Co., parent company of DCM for a total of approximately $301.3 million, after which DCM will become a taxable RElT subsidiary of DFR (the
“Transaction”)

The Transaction will be funded with approximately $145.0 million of cash raised through $155.0 million of senior secured debt, and the issuance of $156.4 million of DFR common stock to the owners of DCM

($mm)

% of Total

(%)

New

  Term Loan

155.0

49.8

Equity

  Issuance

156.4

50.2

Total Sources

3

1

1.4

100.0

($mm)

% of Total

(%)

Purchase Price

   1

301.3

96.8

Fees and Expenses

8.5

2.7

Cash on Balance Sheet

1.

6

0.5

Total Uses

311.4

100.0

Sources

Note:

1     For accounting purposes, assumes purchase price of $301.3 million, based on issuance of 9,635,192 shares at $16.23 (calculated as the 5-day average stock price 2 days prior and 2 days post merger announcement) and cash payment of $145.0 million. There are certain other transaction costs and allocations which are also included in this table

Pro Forma Capital Structure

Actual

Pro Forma

($mm)

3/31/07

% of Total

Capitalization

3/31/07

% of Total

Capitalization

Long Term Debt

—

General Recourse

New Senior Term Loan

–

–

155.0

7.9

Trust Preferred Securities

   1

123.7

7.4

123.7

6.3

Non

-

Recourse Debt

  2

Revolving

Warehouse Funding Facility

284.8

17.1

284.8

14.4

Market Square CLO

276.0

16.6

276.0

14.0

Pinetree CLO

287.7

17.3

287.7

14.6

Total Long Term Debt

      3

972.2

58.4

1,127.2

57.1

Equity

   4

693.3

41.6

846.2

42.9

Total Capitalization

1,665.5

100.0

1,973.4

1

00.0

Source

:

SEC

Definitive

Proxy Statement

   Filing dated July 13, 2007

Notes:

1

Subordinated to the new Senior Term Loan

2

Issued by bankruptcy

-

remote special purpose entities

3

Excludes $7.7 billion of repurchase agreements

4

For accounting purposes, table

  assumes purchase price of $301.3 million, based on issuance of 9,635,192 shares at $16.23

(calculated as the 5

-

day average stock price 2 days prior

and 2 days post merger announcement)

and cash payment of $145.0 million.

There are certain other transacti

on costs and allocations which are also included in this table

Presenters

Danielle Valkner
Senior Managing Director,
Chief Financial Officer
Deerfield Capital Management LLC

Jonathan W. Trutter
Chief Executive Officer
Deerfield Triarc Capital Corp.

Senior Managing Director and Chief
Investment Officer
Deerfield Capital Management LLC

Luke Knecht
Senior Managing Director,
Chief Operating Officer,

Deerfield Capital Management LLC

Rick Smith
Chief Financial Officer and
Treasurer
Deerfield Triarc Capital Corp.

John Brinckerhoff
Senior Managing Director
Portfolio Management
Deerfield Capital Management LLC

Also In Attendance:

Rob Grien
President, Deerfield Triarc Capital Corp
Senior Managing Director, Deerfield Capital Management LLC

Pat Maley, Managing Director, ABS

Ken Selle, Managing Director, Bank Loans

James Snyder, Managing Director, Mortgages

SECTION 2

Strategic Rationale and Key Credit Highlights

DEERFIELD TRIARC Capital Corp.	DEERFIELD CAPITAL MANAGEMENT LLC

Description

Diversified financial company that invests in

a wide array of

fixed income and, to a limited extent, equity investments

Alternative asset manager, offering a diverse range of fixed income strategies primarily to institutional investors

Operating Structure

Publicly traded REIT (NYSE: “DFR”)

Privately held subsidiary of Deerfield & Company, which is

64%

(capital interest)

owned by Triarc Companies

(NYSE: “TRY”)

AUM

$9.0bn

(Investment portfolio

as of March 31, 2007

)

$14.0bn (as of June 1, 2007)

2006

Net

Revenue

$

97

.3

mm

1

$92

.4

mm

2

Locations

Chicago (HQ) , New York

Chicago (HQ), New York, London

No. Employees

Does not have any employees. Pursuant to the management

agreement with its external manager, DCM, all executive

officers are employees of DCM or one of its affiliates

144 employees (47 portfolio managers and investment

analysts)

Type of Investments

RMBS, CMBS, CDOs, commerical real estate loans and

Corporate Investments including senior secured and

unsecured loans,  mezzanine loans, e

quity securities, and

credit default and total return swaps

CDOs, CLOs, hedge funds and a REIT (DFR), as well as

separately

managed accounts

Portfolio Composition

Portfolio Size: $9.0bn

RMBS

88%

CMBS and

Other Investments

1%

ABS held in

CDO

3%

Corp. Loans

and

Securities

5%

Assets held in CLO

3%

Company Snapshots—Key Statistics

Notes:  All facts and figures as of 3/31/07 or LTM 3/31/07 unless otherwise indicated

1     Net revenue includes net interest margin of $86.7 million and other net income and gain of $10.6 million

2     Net revenue includes investment advisory and other related fees of $90.4 million (please refer to slide 47) and net investment income on required investment of $2.0 million

DFR has no employees; DCM is DFR’s external manager

DCM provides investment, accounting, risk management, legal, compliance and operations functions for DFR

CDO: Bank

Loans

30%

Hedge

Funds

7%

CDO: ABS

51%

REIT

6%

CDO:

I-Grade

4%

Managed

Accts

2%

Portfolio Size: $14.0bn

Deerfield Triarc
Capital Corp.

DCM
Directors and Officers

Triarc Companies, Inc.

Corporate Structure

Deerfield & Company LLC

Deerfield Capital
Management LLC
(Manager)

Deerfield Capital
Management (Europe)
Limited

36.4%

Management
Agreement

63.6%1

Deerfield Capital Corp
(NYSE: “DFR”)

Deerfield Triarc
Capital LLC

New TRS-1

New LLC-1A

Deerfield & Company
LLC

Deerfield Capital
Management LLC

Deerfield Capital
Management
(Europe) Limited

New TRS-2

New LLC-2A

$155 Million Term
Loan

Deerfield Triarc Capital
Corp becomes

Current Capital Structure

Planned Post-Merger Structure

99%

1%

100%

Guarantor

Borrower

Other

Existing
Subsidiaries

Other

Existing
Subsidiaries

Note:

1     Represents capital interest

Strategic Rationale

Diversifies and
Expands Revenue
Streams

Internalizes
Management and
Proven Support
Infrastructure

Provides DFR with the potential for diversified sources of revenue in terms of both product and asset class, which can create a more stable revenue base that is less susceptible to shifts in any one product line or investment class

Substantial portion of DCM’s revenue derived from fee-based, non-capital intensive business managing alternative assets, including third-party fixed income-focused vehicles such as CDOs, hedge funds and managed accounts

Fully aligns interests of DFR and DCM

Low integration risk given DFR’s current relationship with DCM

Historically, all investment management services for DFR have been provided by DCM pursuant to the Management Agreement

Acquire the proven expertise and substantial experience of the employees of DCM and its affiliates, including investment professionals, credit risk officers, finance, accounting, marketing and other support staff

Accelerated
Growth Potential

Better position DFR to leverage DCM’s existing infrastructure and investment personnel to launch new products and business lines

Public company vehicle provides DCM with access to other capital to support future growth opportunities

Efficient Cost
Structure

Creates more efficient cost structure

No longer has to pay management and incentive fees and expense reimbursements to DCM and can enhance margin by internalizing related costs

Enhances the
Ability to Attract
and Retain
Talented People

Provides DCM with ability to distribute more equity in a publicly traded company to attract and retain its employees

Stronger combined brand name and stability provides greater incentives for employees to remain with the Company

DEERFIELD TRIARC Capital Corp.

DEERFIELD CAPITAL MANAGEMENT LLC

Strategic Fit—Internalizes Portfolio Management

Growth and Revenue Diversification

Revenues Driven by Investment Income

Revenues Driven by Third-party Fee Streams

Diversified financial company

Flexible tax-advantaged structure with ability to employ
leverage

Blends a lower-risk mortgage strategy with alternative
fixed income investments

Further diversification into alternative assets should
enhance portfolio yields and returns

A leading SEC-registered fixed income alternative
asset manager

Fee-based business model with strong growth potential

Manages a variety of fixed income-focused vehicles,
consisting of CDOs, hedge funds, separate accounts and
DFR

Diverse fixed income expertise across corporate credit,
ABS, mortgages and government bonds

Potential capital appreciation through enhanced growth and
higher potential for multiple expansion

Comprehensive fixed income-focused alternative asset
management platform

Highly scalable business model

Diversification of revenue streams

Efficient operating structure

Appeals to a broader range of investors

DEERFIELD TRIARC Capital Corp.

DEERFIELD CAPITAL MANAGEMENT LLC

Net Interest

Income from

RMBS

53%

Net Interest

Income from

Alternative

Assets

43%

Other

4%

Diversifies and Expands Revenue Streams

2006A Net Revenues: $97.3mm 1

2006A Net Revenues: $92.4mm 3

Source: SEC 8-K Filing dated July 6, 2007

Notes:

1     Net revenues include net interest income of $86.7 million and net other income and gain of $10.6 million

2     Including fees from DFR

3     Net Revenues include investment advisory and other related fees of $90.4 million and net investment income on required investments of $2.0 million

4     Excluding fees from DFR

5     PF 2006 Revenues of $170.7 million excludes certain adjustments made in the Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ending
       December 31, 2006, that appeared on page 86 of the Proxy Statement filed with the SEC on July 13, 2007. Specifically, the Pro Forma DFR Combined Total net revenues of
       $144.0 million plus net other income and other gain of $11.3 million, or a total of $155.3 million has been incrementally adjusted for the following items (as detailed on page 86 through 90 of the Proxy Statement):
       - $12.9 million of pro forma interest expense on the anticipated borrowing of $155 million

        - $2.0 million of historical DFR provision for loan losses

        - Other items for a net total of $0.5 million

6     Assets considered alternative in nature to traditional investment classes

PF 2006 Net Revenues: $170.7mm 1,4,5

RMBS

30%

Management

Fees

  4

25%

Alternative

Assets

  6

24%

Incentive Fees

  4

16%

Other

5%

Management

Fees

  2

62%

Incentive

Fees

  2

33%

Other

5%

…As Well As The Pro Forma AUM Base

Pro Forma AUM by Product¹

Note:

1     Includes Deerfield AUM and DFR investment portfolio as of December 31, 2006

Diversified assets under management

Planned continued expansion into long-term/permanent capital vehicles will continue to diversify AUM and increase stability of cash flows

RMBS

36%

CDOs

34%

CLOs

19%

Alternative Assets

5%

Hedge Funds

4%

Managed Accounts

2%

DEERFIELD TRIARC
Capital Corp.
DEERFIELD
CAPITAL MANAGEMENT LLC

Key Highlights

Experienced
Management Team

Diverse &
Expanded Revenue
Streams

Active Strategy to
Reduce Volatility in
Portfolio

Proprietary
Origination

Scalable Business
Model

Contractually
Obligated
Recurring
Management Fees

Robust CDO/CLO
Pipeline

Long Term CDO
Capital Base

Highly Experienced
Investment Team
with Strong Track
Record

High
Quality
of Assets and
Strong Asset
Coverage

SECTION 3

Business Overview—
Deerfield Triarc Capital Corp.

Company Overview

DFR, launched on November 8, 2004 with DCM as its manager, is a diversified financial company that invests in real estate investments, as well as corporate and other investments

DFR is structured as a REIT. As a REIT:

DFR must distribute annually at least 90% of its REIT taxable income

At least 75% of DFR’s assets must consist of real estate related investments

DFR is externally managed by DCM, a fixed income asset manager and an SEC registered investment adviser

            Nov. 2004

DFR was
organized

            Dec. 2004

Private offering of common
stock, raising $379 million

            Jul. 2005

Completed IPO, raising
$363 million

            Apr. 2007

Announces merger agreement to
acquire Deerfield & Company

            2006

7th consecutive quarter of
increased dividends

A Balanced Approach to Investing

Other Alternative

Assets ($0.8 bn):

Diversified Portfolio Designed to
Limit Risks and

Enhance Returns

D E E R F I E L D   T R I A R C

Capital Corp.

Residential Real Estate
($7.9 bn):

REIT Qualifying Alternative

Assets ($0.3 bn):

Targeted ROE:  15%1

RMBS (Agency/AAA)

Targeted ROE:  8–13%1

ABS held in CDO

CMBS

CRE Loans/Mezzanine

Bank Loans

Public High Yield Bonds

Mezzanine/Bridge Loans

Equity (Preferred & Common)

Targeted ROE:  20%+1

Note:   Financial data as of March 31, 2007

1     Targeted returns are estimates and not assurances.  They are based on various assumptions, such as the continuation of historical returns of particular asset classes, which may prove to be incorrect

Interest rate and liquidity risk on MBS portfolio actively managed to seek to limit volatility and preserve capital

DFR utilizes derivative financial instruments to hedge interest rate risk.  Interest rate management techniques may include:

Puts and calls on securities or indices of securities

Eurodollar futures contracts and options on such contracts

interest rate swaps and/or swaptions

DFR currently seeks to hedge its portfolio to reduce net duration on mortgage portfolio to 1 year or less

As of March 31, 2007 net duration on the mortgage portfolio was (0.09) years

The following table reflects the estimated impact on the fair value of our RMBS investments and interest rate swaps and floors at March 31, 2007:

Change in Interest Rates

1

Fall 100

Basi

s

Points

Rise 100

Basi

s

Points

Net

Portfolio

Impact

($000s)

(

47,817

)

(

33

,

996

)

Impact as a % of

 Fair Value

of RMBS

Portfolio

 at

  March 31, 2007

(%)

(0.

61

)

(0.

4

3)

MBS Strategy Designed to Reduce Volatility

Note:

1      Assumes rates instantaneously rise or fall by 100 basis points.  Assumes no repositioning of portfolio in response to interest rate movement

DFR’s only non-AAA rated residential mortgage investments are held in the Pinetree ABS CDO

Pinetree is a $300 million collateralized debt obligation

Total exposure limited to $12 million equity investment in the Pinetree CDO

Approximately $178.7 million of Pinetree’s holdings are interests in subprime mortgages as of December 31, 2006

Pinetree’s subprime holdings are associated with the following vintages:

2006: $32.3 million

2005: $86.3 million

2004: $57.6 million

2003: $2.5 million

As of March 31, 2007, DFR has received approximately $4 million in distributions from the Pinetree CDO on the original investment of $12 million

DFR Has Limited Subprime Exposure

Access to DCM’s Proprietary Origination

M&A

Boutiques

Investment
Banks

Hedge Funds

Trading
Desks

Financial
Sponsors

Entrepreneurs

Capital
Markets
Desks

Bank
Loans

Mezzanine

High
Yield

Private
Equity

Distressed
Debt

DFR has access to a large universe of investment opportunities

DFR has a vast array of contacts from which to select what it considers the best investments opportunities

SECTION 4

Business Overview—
Deerfield Capital Management

Company Overview

Founded in 1993, Deerfield is a Chicago-based SEC registered, alternative asset manager

Triarc Companies, Inc. (NYSE: TRY), a diversified holding company, currently owns approximately 64% of the capital interests of Deerfield; the balance is owned by Deerfield employees

$14.0 billion in assets under management as of June 1, 20072

Has 144 employees1, including 47 portfolio managers and investment analysts

Deep expertise in key sectors of the fixed income markets (ABS, Bank Loans, Corporate Credit, Mortgages, and
Government Bonds)

Dedicated to infrastructure—65 employees dedicated to systems, accounting, operations and risk management

Note:

1     As of May 2007

2     Includes DFR capital

Established as a
hedge fund manager
with $15 million AUM

Registered with SEC under
Investment Advisers Act

Formed strategic partnership
with Sumitomo Life

Established CDO franchise
with closing of initial bank
loan CLO

AUM—$1.3 billion

Expanded CDO franchise to
other asset classes with
closing of 2 investment-
grade corporate and 4 ABS
CDOs

AUM—$5.1 billion

Launched separate account
management business

AUM—$7.3 billion

Triarc Companies, Inc.
acquires its strategic interest
in Deerfield

Launched a private
placement for Deerfield
Triarc Capital Corp. (DFR)
raising $379 million

Opened New York office

AUM—$8.4 billion

IPO of DFR raising additional
$363 million in proceeds

Sarbanes-Oxley compliant

AUM—$12.4 million

Opened London office

Priced first Euro-
denominated CDO

AUM—$13.2 billion

AUM—$14.0 billion

Fixed Income Asset Management Focus

Deerfield Capital Management LLC

26 CDOs and CLOS and
a structured loan fund

Assets totaling
approximately
$11.9 billion1

Approximately 42% of
3/31/07 LTM revenue2

Depending on structure,
senior management fees
of 5 to 25 bp and
subordinated
management fees of 5 to
40 bps

4 different hedge funds

Assets totaling
approximately
$928 million1

Approximately 36% of
3/31/07 LTM revenue2

Management fees of
predominately 1.50%;
plus 20% incentive fees
(no hurdle)

Structured Products

Permanent
Capital Vehicle

Hedge Funds

Separate Accounts

Tailored account
management for
institutional clients

Assets totaling
approximately
$335 million1

Approximately 1% of
3/31/07 LTM revenue2

Fees of 20 to 30 bps

Deerfield Triarc Capital
Corp. (NYSE: DFR)

Diversified financial
company

Capital of approximately
$762 million1

Approximately 21% of
3/31/07 LTM revenue2

Source: SEC Definitive Proxy Statement Filing dated July 13, 2007

Notes:

1  Based on AUM as of June 1, 2007

2  Based on net revenue of $92.3 million which includes net earnings on the required investments of $1.2 million

Deerfield’s Competitive Positioning in Alternative Fixed
Income Strategies

Strengths

Contractual recurring management fees

Proven investment track record

Experienced management team

Majority of investment vehicles have stable capital

Rigorous credit analysis and thorough risk management
practices

Mature and tested infrastructure

Challenges

Earnings volatility from incentive fees

Dependence on external sources of financing to fund growth

Opportunities

Launch of new funds in established businesses

Leveraging existing infrastructure to launch new business
lines

Greater alignment of interests through broader equity
ownership

Expansion into Europe and Asia

Acquisitions and joint-venture partnerships

Potential Threats

Loss of key employees

Competitive fee pressures

Regulatory changes (e.g. securities and tax laws)

Asset allocation away from fixed income investment
strategies

Market pricing pressure

18.9

22.0

22.0

48.2

57.7

58.0

26.4

19.6

30.7

31.0

12.9

9.3

1.8

0.4

1.5

1.4

2.0

2.1

30.0

35.3

54.7

69.3

90.4

91.1

0.0

20.0

40.0

60.0

80.0

100.0

2002

2003

2004

2005

2006

LTM 3/31/07

Management Fees

Incentive Fees

Structuring and Other Fees

12.7

12.9

21.7

27.2

33.9

33.4

0.3

15.1

19.5

19.7

15.5

22.0

31.3

25.6

35.0

35.9

28.2

89.0

88.4

67.9

53.2

34.9

0.0

20.0

40.0

60.0

80.0

100.0

2002

2003

2004

2005

2006

LTM 3/31/07

Hedge Funds and Managed Accounts

REITs

CDOs

Diverse Revenue Stream

Fees by Source 1

Diversified revenue by product and investor base

Revenues—Significant Portion from Contractual Management Fees

Note:

1      Total Revenue less Structuring and Other Fees

4.0

4.8

4.9

7.6

7.3

7.8

2.0

2.3

2.4

2.9

3.9

4.2

0.6

0.7

0.9

0.9

0.9

0.9

0.8

0.8

0.8

0.3

0.3

0.2

0.2

0.2

0.2

0.0

4.0

8.0

12.0

16.0

2002

2003

2004

2005

2006

6/1/2007

CDOs

CLOs

Hedge Funds

REIT

Managed Accounts

6.8

8.0

8.4

12.4

13.2

14.0

Significant AUM Growth

Strong growing current platform

Complemented by current new product initiatives

European CDO issuance—approximately $1 billion per year

DFR capital raises

Mortgage hedge fund

New business initiatives

Permanent capital vehicles

New hedge fund strategies

Retail mutual funds

Assets Under Management

Strong Investment Track Record

Credit Risk Products

Interest Rate Risk Products

Historical IRRs (matured CDOs)

Castle Harbor:  Synthetic deal with no funded equity

Cumberland:  7.1%
(LIBOR + 4.26 – BBB Notes)

Olympic:  33.0%

Palmetto:  21.4%

Port Royal:  34.4%

Valeo III:  22.0%

Current “cash on cash”¹ return (unaudited)

Bank Loan:  7.2% to 26.0%

ABS:  4.3% to 27.4%

Corporates:  5.5% to 8.2% (remaining 2)

Bank loan default rates < 0.5% over 17 year period
(team performance)2

DFR

2006 total return of approximately 24%

87% growth in dividends since 144A offering (first
dividend in March 2005)

2006 annualized returns since inception (unaudited)

DRV:  9.7%

SOF:  7.2%

Macro:  8.5%

Flagship DRV Fund

Investor waiting list

Annual standard deviation of 1.84%

Sharpe Ratio of 3.64

Note:

1     Represents total cash paid to equity holders to date over original investment

2     See slide 33 for more detail

Sophisticated, High Quality Investor Base

Investor AUM Breakdown by Geography1

Investor AUM Breakdown by Type1

Royal Bank of Canada

Shinkin Central Bank

Sumitomo Life Insurance

Bank Austria

Fortis Bank

Rabobank International

International Monetary Fund

WI Alumni Research Foundation

Fairfax County Virginia Pension

Mizuho Corporate Bank

Sample of Deerfield’s Current Investors

Note:

1     Distribution of AUM based on figures for June 1, 2007

Other

2%

Asia

10%

Europe

32%

North

America

56%

Pension

Fund

2%

Financial

Institution

62%

Investment

Advisor

22%

Insurance

Company

9%

Fund of

Funds

5%

SECTION 5

Combined Company Infrastructure

DFR/DCM Relationship

Deerfield has successfully provided all support functions to DFR, including its senior management team

Bank
Loans

Real Estate
Finance

Distressed

Leveraged
Finance

Private
Equity

Fixed
Income
Arbitrage

Investment
Grade

ABS

Mortgages

Legal

Accounting

Operations

Compliance

Risk
Management

Structuring

CDOs

Systems

As a result of the Transaction, DFR will internalize Deerfield’s management team as well as its current support functions and infrastructure

Core Competencies

Domestic and Foreign

Partial Duration Exposure

Basis

Capital Structure

Company

Covenants

Alpha Generator

Risk Control

Financing

Primary Market

Secondary market

Complex Securities

DFR/DCM

Credit

Curve

Interest Rate Risk

Structure

Credit Process Overview

First Screen

Acceptable business?            Acceptable industry?

Acceptable structure?            Acceptable pricing?

New Deal

Funding

Head Trader

Industry
Analyst

Industry
Analyst

Dept. Head/
Group

Industry
Analyst

Investment
Decision

Circle
Investment

Legal Review

Dept. Head/
Group

Initial Review

Preliminary Consultation

Detailed Work

Investment Meeting

Legal Review

Review deal offering material

Participates in lenders meeting

Appropriateness for specific portfolios?

Financial modeling and stress testing

Industry analysis                    Background checks

Relative value analysis           Develop credit report

Final discussion of transaction

Consensus formed

Commitment amount

Outside counsel review of credit agreement

Pledgibility?

Tax Issue?

DCM’s Credit Process Has Resulted In Low Default Rates

Note:     Defaults defined as unapproved missed interest or principal payments; past default rates may not be indicative of future default rates. 2000 data are starting in April 2000,

              when Mr. Trutter began his affiliation with Deerfield Capital Management LLC

Deerfield Capital Management High Yield Loan Default Experience

0.3

0.6

1.2

0.5

0.2

0.0

0.5

1.0

1.5

2.0

2000

2001

2002

2003

2004

2005

2006

0.0

0.0

Investment Professionals—Significant Investment
Experience

144 employees as of May 2007, of which 47 are portfolio managers and investment analysts

Investment professionals have an average of 14 years of relevant investment experience

17 with over 20 years of experience

Experience in investing across a variety of interest rate and credit environments

Significant expertise across all of Deerfield’s product classes

Senior management team

Includes former Harris Bank, Scudder Kemper, JPMorganChase and DLJ senior professionals, many of whom have worked together creating investment continuity

Solid and Scalable Infrastructure

DCM well positioned to execute on its growth strategy with minimal additional hiring needs or capital investment.

Between 2004 and 2006, DCM invested significantly in its infrastructure

Deerfield increased personnel by 50 between 2004 and 2006 as it built out its structured products and operations groups

Consequently, the asset management functions could be conducted with low levels of additional hiring and minimal additional capital investment

Significant operating profit margin expansion opportunities

SECTION 6

Investment Product Overview

CDOs—Overview

Fund Strategy

Manage CDOs to take advantage of spread between
borrowing costs and higher yielding returns on each fund's
underlying investments in corporate debt securities

Invest in securities which are attractively priced, hold
relatively senior positions in the capital structure, and have low leverage through the purchased debt tranche

Target securities:

industry leaders with sustainable market shares in
attractive sectors

lower rated collateral; generally smaller size, less liquid
issues

loans and bonds in sponsor driven transactions

conservative leverage, tight covenant packages

Industry Opportunity

Wider spreads than larger institutional loans

More conservative capital structures

Comprehensive security packages

Continued migration of cash flows to structured vehicles

Better understanding of portfolio default profiles

Migration of structures to overseas asset pools

Competitive Advantages

$11.9 billion in assets under management as of June 2007

Strong relationships with loan originators and placement
agents

Significant experience and track record in structuring and
managing CDOs

Deerfield’s reputation has provided it with a loyal following of investors

Dedicated legal team

Presence in Europe

CDO Issuance

2002

2003

2004

2005

2006

Estimated

2007

1

# of CDOs

13

15

17

21

25

35

Total AUM ($bn)

6.5

7.1

7.3

9.8

11.2

17.5

Note:

1

Assumes issuance of all CDOs in the pipeline as seen on page 40

Premier CDO Platform

Structured Products

Valeo Investment Grade CDO
$340 million/January 2001

Valeo Invest Grade CDO II
$328 million/May 2001

Rosemont CLO
$317 million/January 2002

Forest Creek CLO
$324 million/May 2003

Long Grove CLO
$401 million/August 2004

Access Institutional Loan Fund
$216 million/August 2004

Castle Harbor II CLO
$341 million/December 2004

Market Square CLO
$294 million/May 2005

Cumberland II CLO
$389 million/September 2005

Marquette Park CLO
$301 million/December 2005

Bridgeport CLO
$501 million/June 2006

Coltrane CLO ($577 million fully ramped)
$410 million/November 2006

Burr Ridge CLO
$301 million/December 2006

Schiller Park CLO

        $381 million/May 2007

Mid Ocean 2000-1
$172 million/January 2001

Mid-Ocean 2001-1
$169 million/October 2001

Oceanview CDO
$258 million/June 2002

North Lake CDO
$286 million/February 2003

Knollwood CDO
$301 million/March 2004

River North CDO
$302 million/January 2005

Buckingham CDO
$1 billion/July 2005

Pinetree CDO
$301 million/November 2005

Buckingham II CDO
$1.3 billion/December 2005

Knollwood II CDO
$816 million/July 2006

Buckingham III
$1.5 billion/August 2006

Aramis CDO
$233 million/March 2007

Western Springs CDO
$458 million/April 2007

Investment Grade Bond CDOs

ABS CDOs

CLOs and Structured Products

26 Collateralized Debt Obligations (CDOs) and Collateralized
Loan Obligations (CLOs) and one structured loan fund

Assets totaling approximately $11.9 billion (6/1/07)

Long Term Capital Base

CDO capital is generally locked up until maturity or call date maturity is generally 7–10 years from issuance

CDOs that are called or have matured can potentially be rolled into new CDOs with equal or better terms

Estimated CDO Maturity 1

Note:

1     Estimated CDO maturity based on auction call for ABS deals and the average of first call date and maturity date for non-ABS deals

$11.9bn

0.3

0.3

3.1

3.0

0

1

2

3

4

5

2007

2008

2009

2010

2011

2012

2013

2014

2015 and

Beyond

$9.6bn

3.5

0.9

0.8

Deerfield’s Plan for CDO Franchise

USA

Continue to build on long established track record to perpetuate annuity business

Focus on lead investor relationships

Europe

Successfully priced Deerfield’s first Euro-denominated CLO with €498 million AUM, upsized from original
€300 million level

3 Euro CLOs in the pipeline with approximately €1 billion in AUM

Pursue joint ventures (i.e., ABS JV with IXIS)

Expand CDO expertise into other asset classes

Commercial real estate

Mezzanine debt/second lien loans

Residential mortgages

CDO Pipeline

Type

# of Deals

Estimated AUM

Status

Euro CLO

1

€300 million

Priced

CLO

1

$300 million

Priced

CLO

2

$800 million

Ramping

Euro CLO

2

€732 million

Ramping

RE

1

$500 million

Engagement letter in review

ABS

1

$500 million

Engagement letter i

n review

Hedge Funds—Overview

Fund Strategy

Provide consistent low risk returns through relative value fixed income investing

Deerfield Relative Value Fund (DRV), Deerfield Macro Fund
(DM), Deerfield Synthetic Options Fund (SOF) and LEAP, Ltd.

Strategies include:

identifying anomalies in bond and swap yield curves of
developed countries and opportunities in options market on
government bonds and their derivatives

seeking to capitalize on misalignments between market
price levels and prevailing central bank policies

Industry Opportunity

Leverage reputation to broaden product initiatives

Low rates facilitate asset migration

Competitive Advantages

Reputation as a preferred provider of negatively correlated,
“flight to quality” funds

Employs well-established trading discipline and risk
management infrastructure to control downside volatility

Provider of quarterly and monthly liquidity to investors

Client base includes major institutional accounts

Investor accessibility to daily NAV, monthly risk and
portfolio commentary

Established and well respected Fixed Income Arbitrage Group
that has provided low volatility returns

Successful over many cycles

Operational and risk management infrastructure

Hedge Fund Product

Launch

Year

Main Strategy

AUM at

6

/1/2007

(Unaudited)

($mm)

Deerfield Relative Value Fund

Series

2001

Fixed Income Relative Value

786

Deerfield Synthetic Options Fund

1993

Fixed Income

—

“Flight to Quality”

1

14

Leap

-

Ltd. (JPY)

2000

Fund

Reallocation and Currency Hedge

20

Deerfield Macro Fund

2005

Discretionary Global Macro

8

TOTAL

92

8

Hedge Funds—Overview

Separate Accounts—
Return Profile Management Overview

Over 15

-

year history of successful use by institutional clients worldwide

Deerfield has managed the product since 2002

Currently

,

Return Profile Management

has 5 clients with $163 million in capital and $331 million in notional under management

Im

plemented with high quality, liquid securities

No credit risk taken in the portfolios

No leverage required

Built on proven and observable trend

 -

following philosophies

Duration managed in response to bond market price movements

No forecasting of

interest rates involved

Earned positive returns in rising and falling interest rate environments

Attractive risk/return profile

Relatively u

ncorrelated results with bond market indices

43

Enhances the Ability
to Attract and
Retain Talented
People

Trend-Following
Duration
Management

Portfolio
Characteristics

History

SECTION 7

Financial Overview

Historical Financial Performance—DFR

Year Ended December 31,

Three Months Ended

($mm)

2005

2006

3/31/06

3/31/07

Revenues

Net Interest Income

Interest Income

236.1

459.3

102.0

122.7

Interest Expense

177.4

372.6

79.1

98.9

Net Interest Income

58.7

86.7

22.9

23.8

Provision for L

oan Losses

–

2.0

–

1.8

Expenses

Management Fee Expense to Related Party

13.7

15.7

3.7

3.3

Incentive Fee Expense to Related Party

1.3

3.3

1.2

2.2

Professional Services

0.9

2.2

0.5

0.6

Insurance Expense

0.7

0.7

0.2

0.1

Other General and Administrative Expenses

1.5

1.8

0.6

0.4

Total Expenses

18.1

23.7

6.1

6.6

Other Income and Gain (Loss)

Net Gain on Available

-

for

-

Sale Securities

5.4

2.8

2.1

2.5

Net Gain (Loss) on Trading Securities

(3.6)

0.7

(1.8)

2.6

Net Gain (Loss) on Loans

(0.

4)

1.2

0.5

2.0

Net Gain on Derivatives

3.7

5.6

1.5

–

Dividend Income and Other Net Gain

0.3

0.3

0.1

0.3

Net Other Income and Gain

5.4

10.6

2.4

7.4

Income before Income Tax Expense

46.0

71.6

19.2

22.8

Income Tax Expense

0.1

–

–

0.3

NET INCOME

4

5.9

71.6

19.2

22.5

Historical Financial Performance—DFR

As of

December 31,

As of

($mm, unless otherwise stated)

2005

2006

3/31/

07

Assets:

Cash and cash equivalents

35.5

72.5

113.7

Due from Broker

191.9

257.8

768.1

Restricted Cash and Cash Equivalents

85.3

27.3

34.0

AFS Securities

7,285.1

7,941.1

7,89

8.6

Trading Securities

4.7

94.0

280.5

Other Investments

12.3

6.4

6.6

Derivative Assets

69.4

55.6

38.0

Loans HFS

294.1

282.8

320.6

Loans, Net

158.1

430.3

449.8

Interest Receivable

40.6

51.6

51.2

Other Receivable

17.0

18.4

11.9

Prepaid and Other Asse

ts

9.8

12.2

12.4

Total Assets

8,203.8

9,250.0

9,985.4

Liabilities:

Repurchase Agreements

6,768.4

7,372.0

7,692.2

Due to Broker

77.3

159.0

557.9

Dividends Payable

18.1

21.7

0.0

Derivative Liabilities

6.0

21.5

31.6

Interest Payable

18.2

33.6

3

3.7

Long Term Debt

615.6

948.5

972.2

Managed and Incentive Fee Payable

2.5

1.1

3.3

Other Payables

0.5

3.6

1.4

Total Liabilities

7,506.6

8,561.0

9,292.2

Stockholders' Equity

697.2

689.0

693.2

Total Liabilities and Equity

8,203.8

9,250.0

9,985.4

Historical Financial Performance—DCM

Year Ended December 31,

Three Months Ended

($mm)

2004

2005

2006

3/31/06

3/31/07

Revenues:

Investment Advisory Fees

53.2

67.9

88.4

15.1

15.7

Other Related Fees

1.5

1.4

2.0

0.1

0.2

Total Revenues

54.7

69.3

90.4

15.2

15.9

Expenses:

Compensation and Benefits

53.5

42.3

54.6

9.9

11.0

General and Administrative

7.1

6.9

7.5

1.9

1.7

Depreciation and Amortization

0.6

0.3

1.5

0.4

0.3

Total Expenses

61.2

49.5

63.6

12.2

13.0

Investment Income, Net

2.9

3.0

2.6

0.7

0.1

Interest Expense

(0.5)

(0.5)

(0.7)

(0.1)

(0.1)

Other Expense, Net

(0.1)

(0.2)

(1.1)

–

(0.1)

Income

(Loss)

Before Income Taxes

(4.2)

22.1

27.6

3.6

2.8

Provision for Income Taxes

–

0.1

0.2

–

–

NET INCOME

(LOSS)

(4.2)

22.0

27.4

3.6

2.8

Source:

SEC Definitive Proxy Statement Filing dated July 13, 2007

Pro Forma Historical Income Statement

Year Ended

Three Months Ended

($mm)

12/31/06

3/31/07

Revenues

Net Interest Income

Interest Income

462.7

123.3

Interest Expense

386.2

102.2

Net Interest Income

76.5

21.2

Provision for Loan Losses

(2.0)

(1.8)

Investment Advisory Fees

69.5

10.2

Total Revenues

144.0

29.6

Expenses

Salary & Employee Benefits

21.5

5.5

Bonus

32.4

5.3

Professional Services

4.3

0.8

Insurance Expense

1.4

0.3

Depreciation & Amortization

14.4

3.6

Other General and Administrative Expenses

7.6

1.7

Total Expen

ses

81.7

17.2

Other Income and Gain (Loss)

Net Gain on Available

-

for

-

Sale Securities

2.0

1.9

Net Gain on Trading Securities

0.8

2.6

Net Gain on Loans

1.2

2.0

Net Gain on Derivatives

5.7                                              –

Dividend Income and Other Net Gain

1.7

0.5

Net Other In

come and Gain

11.3

7.0

Income Before Income Tax Expense

73.6

19.4

Income Tax Expense (Benefit)

0.9

(1.3)

NET INCOME

72.7

20.7

Source

: SEC Definitive Proxy Statement Filing dated July 13, 2007

Note:

For detailed conso

lidating financial statements, refer to SEC Definitive Proxy Statement Filing dated duly 13, 2007

Pro Forma Select Financial Information

DFR anticipates that the following 2006 items would be permitted adjustments to the $72.7 million of 2006 pro forma net income in order to calculate covenant compliance, which would include a maximum senior leverage ratio and minimum interest coverage ratio, under the Senior Term Loan.  No assurances can be given that the final documentation will permit all of the following adjustments

Description

$mm

Pro Forma Depreciation & Amortization

  1

14.4

Pro Forma

Interest

on New Senior Term Loan

  1

12.9

Interest Expense on Trust Preferred Securities

  2

6.3

Pro Forma Income Taxes

 1

0.9

Pro Forma Provision for Loan Losses

 1

2.0

Other

-

Than

-

Temporary Impairments Non

-

Cash Charge

 4

8.5

Unrealized Loss

 3

0.6

Hedge Ineffectiveness Non - Cash Charge

 3

0.2

Notes:

 1

Sourced from SEC Definitive Proxy Statement Filing dated July 13, 2007

 2

Sourced from Supplemental information as posted on DFR’s website at www.deerfieldtriarc.com

3

Sourced from SEC 10-

K Filing dated March 14, 2007

 4

Comprised of $7.0 million from DFR (sourced from SEC 10-

K Filing dated March 14, 2007) and $1.5 million from DCM (sourced from SEC Definitive Proxy Statement Filing da ted

July 13, 2007)

The following table reflects the Company’s investments and debt levels as of March 31, 2007 and pro forma for the acquisition

March 31, 2007

($mm)

Actual

Pro Forma

Investments

Unrestricted Cash and Cash Equivalents

113.8

115.5

Available-For-Sale Securities

7,898.6

7,912.6

Trading Securities

280.5

280.5

Loans Held For Sale

320.6

320.6

Loans, Net of Allowance

449.8

4

49.8

Due from Brokers, Net

210.2

210.2

Other Receivable

11.9

12.0

Total Investments

9,285.4

9,301.2

New Senior Term Loan

–

155.0

Repurchase Agreement

 1

7,646.8

7,646.8

Revolving Warehouse Funding Facility

284.8

284.8

Market Square CLO

276.0

276.0

Pinetree CDO

287.7

287.7

Trust Preferred Securities

123.7

123.7

Notes Payable

3.6

3.6

Total Debt

8,622.6

8,777.6

Source: SEC Definitive Proxy Statement Filing dated July 13, 2007

Note:

1

Excludes accrued interest of $45 million

Investment and Debt Levels

SECTION 8

Syndication Overview

July 2007

S

M

T

W

T

F

S

1

2

3

4

5

6

7

8

9

10

11

12

13

14

15

16

17

18

19

20

21

22

23

24

25

26

27

28

29

30

31

August 2007

S

M

T

W

T

F

S

1

2

3

4

5

6

7

8

9

10

11

12

13

14

15

16

17

18

19

20

21

22

23

24

25

26

27

28

29

30

31

Denotes Market Holiday

Key

Transaction Date

Transaction Timetable

Date

Milestone

Ju

ly

1

9

th

Lenders’

Meetings

August 2

nd

Lender Commitments Due; Documents Distributed

August

8

th

Comments on Documentation Due

August 14

th

Closing and Funding

Summary Term Sheet

Senior Secured First Lien Term Loan Facility

Borrower:

Deerfield & Company LLC (“Borrower”),

w

hich will be a wholly owned subsidiary of Deerfield Triarc Capital Corp.

(“DFR”)

Joint Lead Arrangers:

UBS Securities LLC and Banc of America Securities LLC

Administrative and

Collateral Agent:

UBS AG, St

amford Branch

Syndication Agent:

Bank of America, N.A

.

Facilities:

$155 million Term Loan

Security:

a

) Perfected first priority pledges of all of the equity interests of Deerfield Triarc TRS Holdings, Inc. Deerfield Triarc

Capital LLC, the Borrower and

DCM;

b

) perfected first priority security interests in all tangible and intangible assets of the Borrower and its subsidiaries

Term:

5 years

Interest Margin:

LlBOR + 250 basis points

Amortization:

None

Mandatory Prepayment:

Subject to certain exceptions, baskets and reinvestment rights

a)

100% of Non

-

Financial Asset Sale Proceeds

b)

100% of Casualty and Condemnation Proceeds

Optional Repayment:

Pre-payable without premium or penalty (except LlBOR breakage costs)

Financial Covenants:

a)

Maximum Senior

Leverage Ratio

b)

Minimum Interest Coverage Ratio

c)

Minimum Tangible Net Worth Test

Affirmative and Negative

Covenants:

Usual and customary for facilities of this type of transaction

Events of Default:

Usual and customary for facilities of this type of

transaction

Questions and Answers

Appendix

Strong Investor Relationships

Latest Investment

Total AUM

Tenure

Amount

Investment

# of

Client

Geography

($mm)

(# of Years)

($mm)

Year

Products

1

Financial Institution

US

1,381.0

6

20.0

2006

7

2

Financial Institution

US

415.3

6

37.5

2006

7

3

Financial Institution

Europe

387.0

6

100.0

2007

5

4

Investment Advisor

US

386.5

356.5

2007

6

5

Financial Institution

Europe

362.0

6

22.0

2005

9

6

Financial Institution

Europe

231.0

1

231.0

2005

4

7

Insurance Company

Asia

227.7

8

Seeded Hedge Funds for Deerfield

3

8

Financial Institution

Asia

210.0

1

210.0

2005

1

9

Financial Institution

Europe

200.0

2

200.0

2005

1

10

Investment Advisor

US

195.0

2

195.0

2005

1

11

Financial Institution

Europe

193.0

6

2.5

2006

5

12

Financial Institution

Asia

190.0

1

190.0

2006

1

13

Financial Institution

Europe

185.9

7

87.4

2004

5

14

Financial Institution

Europe

157.0

6

107.5

2005

4

15

Fund of funds

Asia

150.9

6

5.0

2005

2

16

Investment Advisor

US

150.0

2

150.0

2005

1

17

Financial Institution

Europe

144.5

6

11.5

2006

5

18

Financial Institutio

n

US

138.5

2

58.5

2007

9

19

Financial Institution

Middle East

131.6

3

4.0

2004

5

20

Investment Advisor

Europe

127.0

6

17.0

2005

3

Over the past 13 years, Deerfield has developed a strong relationship with a long list of financial institutions that invest in its product lines

As the following table reflects, many investors have been with Deerfield for several years as well as invested in multiple CDO series